UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2026 (September 19, 2025)
BRC Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11100 Santa Monica Blvd., Suite 800
Los Angeles, CA 90025
310-966-1444
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 6.875% Series A Cumulative Perpetual Preferred Share)	RILYP	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 7.375% Series B Cumulative Perpetual Preferred Stock)	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In connection with the filing of our registration statement on Form S-1 (Registration Statement No. 333-293348), BRC Group Holdings, Inc. (f/k/a B. Riley Financial, Inc.) (the “Company”) is filing this Current Report on Form 8-K (this “Form 8-K”) solely to update Item 7 (Management’s Discussion and Analysis of Results of Operations and Financial Condition) and Item 8 (Financial Statements and Supplementary Data) of the Annual Report on Form 10-K (the “2024 Form 10-K”) of BRC Group Holdings, Inc. (f/k/a B. Riley Financial, Inc.) for the fiscal year ended December 31, 2024 which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 19, 2025, to retrospectively recast certain financial information and related disclosures included in the 2024 Form 10-K to present the operations of our Financial Consulting segment, which included the operations of GlassRatner and Farber, as discontinued operations.

As permitted under the scaled disclosure accommodations for smaller reporting companies, the Company has elected to retrospectively recast only the two most recent annual periods included in the 2024 Form 10-K. Except as specifically set forth herein to reflect historical results of our GlassRatner and Farber businesses as discontinued operations, no revisions have been made to our 2024 Form 10-K to update for other information, developments or events that have occurred since such filing. The information contained herein is not an amendment to, or a restatement of our 2024 Form 10-K. Unaffected items and unaffected portions of our 2024 Form 10-K have not been repeated in, and are not amended or modified by this Form 8-K or related exhibits.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
23.1	Consent Of Independent Registered Public Accounting Firm
99.1
Recast Sections of Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024: Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition and Item 8. Financial Statements and Supplementary Data.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRC Group Holdings, Inc. (f/k/a B. Riley Financial, Inc.)

By:	/s/ Scott Yessner
Name:	Scott Yessner
Title:	EVP & CFO
Date: February 10, 2026
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